Exhibit (a)(1)(B)

                              LETTER OF TRANSMITTAL
                               TO TENDER SHARES OF
                                  COMMON STOCK
                  (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE
                      FRACTIONAL UNITS OF PREFERRED STOCK)
                                       OF
                               DEXTER CORPORATION

                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 26, 2000
                                       OF

                             ISP ACQUISITION CORP.,
                       AN INDIRECT WHOLLY-OWNED SUBSIDIARY
                                       OF
                      INTERNATIONAL SPECIALTY PRODUCTS INC.

--------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                  NEW YORK CITY TIME, ON MONDAY, JULY 24, 2000,
                         UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                            WILMINGTON TRUST COMPANY

                  By Mail:                               By Facsimile Transmission:                  By Hand/Overnight Delivery:

         Corporate Trust Operations                   (For Eligible Institutions Only)                Wilmington Trust Company
          Wilmington Trust Company                             (302) 651-1079                         1105 North Market Street,
                P.O. Box 8861                                                                                First Floor
       Wilmington, Delaware 19885-9472                Confirm Facsimile By Telephone:                Wilmington, Delaware 19801
 (registered or certified mail recommended)                    (302) 651-8869                     Attn: Corporate Trust Operations



           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

           THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

           This Letter of Transmittal is to be used by shareholders of Dexter Corporation if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the Offer to Purchase). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver shares are referred to herein as "Certificate Shareholders."

           Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.



NY2:\921967\04\JR#704!.DOC\72816.0003

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.


 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
                               -------------------------------------------------
Account Number:                          Transaction Code Number:
               --------------------------                        ---------------

 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

Name(s) of Registered Owner(s):
                               -------------------------------------------------
Window Ticket No. (if any):
                           -----------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------
Name of Institution which Guaranteed Delivery:
                                              ----------------------------------
If delivered by Book-Entry Transfer, check box: [ ]

Account Number:                         Transaction Code Number
               -------------------------                       -----------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

------------------------------------------------------------ -------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                      SHARES TENDERED
         APPEAR(S) ON SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------ ---------------------- ---------------------- ---------------------
                                                                                       TOTAL NUMBER OF
                                                                 CERTIFICATE         SHARES REPRESENTED      NUMBER OF SHARES
                                                                 NUMBER(S)(1)       BY CERTIFICATE(S)(1)       TENDERED(2)
                                                             ---------------------- ---------------------- ---------------------






------------------------------------------------------------ ---------------------- ---------------------- ---------------------
                                                                 TOTAL SHARES
--------------------------------------------------------------------------------------------------------------------------------

(1)      NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.

(2) UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY SHARE CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

           The undersigned hereby tenders to ISP Acquisition Corp., a Delaware corporation ("Purchaser") and indirect wholly-owned subsidiary of International Specialty Products Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, par value $1.00 per share (the "Common Stock"), including the associated rights to purchase fractional units of Preferred Stock issued pursuant to the Rights Agreement (as defined in the Offer to Purchase) (the "Rights" and, together with the Common Stock, the "Shares"), of Dexter Corporation, a Connecticut corporation ("Dexter"), pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $45 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 26, 2000, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

           Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, including, without limitation, Section 14 of the Offer to Purchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after June 26, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Dexter and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

           By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints designees of Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Dexter's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Dexter's shareholders.

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

           All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

           Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after August 25, 2000, or such later date as may apply in case the Offer is extended. SEE
SECTION 4 OF THE OFFER TO PURCHASE.

           The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment), including the undersigned's representation that the undersigned owns the shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

           Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

 [ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES: ______


--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To be completed ONLY if the check for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.
--------------------------------------------------------------------------------


Issue:  [ ] check

        [ ] Share certificate(s) to:


Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)


Address:
--------------------------------------------------------------------------------
                      (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                            (SEE SUBSTITUTE FORM W-9)


Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

--------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
--------------------------------------------------------------------------------

To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail:   [ ] check

        [ ] Share certificate(s) to:

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)


Address:
--------------------------------------------------------------------------------
                      (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                            (SEE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              IMPORTANT - SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))


Dated: __________ ___, 2000


         (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------
                               (SEE INSTRUCTION 5)

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------
                            (SEE SUBSTITUTE FORM W-9)


              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)


Authorized Signature:
--------------------------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

           1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

           2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareholders of Dexter either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

           Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in
Section 3 of the Offer to Purchase.

           Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

           The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

           The signatures on this Letter of Transmittal cover the Shares tendered hereby.

           THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

           No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

           3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

           4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

           5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

           If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

           If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

           If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

           6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom is submitted.

           Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Shares tendered hereby.

           7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

           8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to Innisfree M&A Incorporated, the Information Agent for the Offer (the

"Information Agent"), at its address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

           9. WAIVER OF CONDITIONS. Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

           10. BACKUP WITHHOLDING. In order to avoid "backup withholding" of federal income tax on payments pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding.

           Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained by the shareholder upon filing an income tax return.

           The shareholder is generally required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

           Certain shareholders (including, among others, most corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

           11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has (have) been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

           IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

           Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such shareholder's correct taxpayer identification number on Substitute Form W-9 below. If such shareholder is an individual, the taxpayer identification number is his social security number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of
Part 2 (the Certification box) on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

           Certain shareholders (including, among others, most corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

           If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

           To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY

           The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in
Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

              PAYER'S NAME: WILMINGTON TRUST COMPANY, AS DEPOSITARY

------------------------------------ ------------------------------------------------------------ ----------------------------------
SUBSTITUTE                           PART 1 - PLEASE  PROVIDE  YOUR TIN IN THE BOX AT RIGHT  AND
                                     CERTIFY BY SIGNING AND DATING BELOW
FORM W-9                                                                                          ----------------------------------
                                                                                                          Social Security Number
                                                                                                          (If awaiting TIN write
                                                                                                              "Applied For")
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
                                                                                                                    OR

-----------------------------------                                                               ----------------------------------
PAYER'S REQUEST FOR                                                                                   Employer Identification Number
TAXPAYER                                                                                                  (If awaiting TIN write
IDENTIFICATION                                                                                                "Applied For")
NUMBER (TIN)
                                     -----------------------------------------------------------------------------------------------
                                     PART 2 - Certification - Under penalties of
perjury, I certify that:
                                     (1) The number shown on this form is my
                                         correct Taxpayer Identification Number
                                         (or I am waiting for a number to be
                                         issued for me), and
                                     (2) I am not subject to backup withholding
                                         because: (a) I am exempt from backup
                                         withholding, or (b) I have not been
                                         notified by the Internal Revenue
                                         Service (the "IRS") that I am subject
                                         to backup withholding as a result of a
                                         failure to report all interest or
                                         dividends, or (c) the IRS has notified
                                         me that I am no longer subject to
                                         backup withholding.
                                     -----------------------------------------------------------------------------------------------
                                     CERTIFICATION INSTRUCTIONS - You must cross
                                     out item (2) above if you have been
                                     notified by the IRS that you are currently
                                     subject to backup withholding because of
                                     under-reporting interest or dividends on
                                     your tax returns. However, if after being
                                     notified by the IRS that you are subject to
                                     backup withholding, you receive another
                                     notification from the IRS that you are no
                                     longer subject to backup withholding, do
                                     not cross out such item (2). (Also see
                                     instructions in the enclosed Guidelines).
---------------------------------------------------------------------------------------------- -------------------------------------

SIGNATURE  ______________________________ DATE  ________  ___, 2000                            PART 3 - Awaiting TIN [ ]
---------------------------------------------------------------------------------------------- -------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.


SIGNATURE                                       DATE             , 2000
         --------------------------------------      ------------
--------------------------------------------------------------------------------

Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below:




                     The Information Agent for the Offer is:

                                   INNISFREE
                                M7A Incorporated

                 Banks and Brokers call collect: (212) 750-5833
                    All Others Call Toll-Free: (888) 750-5834


                      The Dealer Manager for the Offer is:

                              CHASE SECURITIES INC.

                                 270 Park Avenue
                               New York, NY 10017
                          Call collect: (212) 270-8986









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